Flat Rock Opportunity Fund	Schedule of Investments

September 30, 2021(Unaudited)

	Rate	Maturity	Principal Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(a)(b)(c)(d)(e) - 117.64%
Allegro CLO XIV, Ltd., Subordinated Notes(f)	18.29%(g)	10/15/2034	$9,000,000	$7,290,000
ALM 2020, Ltd., Subordinated Notes(f)	16.33%(g)	10/15/2029	8,000,000	7,378,544
Ares LIX CLO, Ltd., Subordinated Notes(f)	17.79%(g)	04/25/2034	8,000,000	7,908,736
Ares XLIX CLO, Ltd., Subordinated Notes	15.40%(g)	07/22/2030	3,600,000	2,404,654
Bain Capital Credit CLO 2021-3, Ltd., Subordinated Notes (f)	15.70%(g)	07/24/2034	8,000,000	6,747,872
Bain Capital Credit CLO 2021-3A, Ltd., Subordinated Notes Side Letter	15.40%(g)	07/24/2034	300,000	300,000
Barings Middle Market CLO Ltd 2021-I, Subordinated Notes(f)	16.52%(g)	07/20/2033	3,240,000	3,223,801
BlackRock Elbert CLO V, Ltd., Subordinated Notes	14.96%(g)	12/15/2031	6,500,000	6,732,148
BlueMountain CLO XXIX, Ltd., Subordinated Notes(f)	18.54%(g)	07/25/2034	6,000,000	5,551,602
BSP CLO Warehouse(h)	20.00%(g)	12/31/2049	1,828,571	1,828,571
Churchill Middle Market CLO IV, Ltd., Subordinated Notes	14.85%(g)	01/23/2032	7,000,000	5,688,032
Dryden 33 Senior Loan Fund, Subordinated Notes	32.58%(g)	04/15/2029	10,000,000	5,800,504
Dryden 92 CLO, Ltd., Subordinated Notes(f)	14.90%(g)	11/20/2034	10,000,000	8,639,829
Eaton Vance CLO 2018-1, Ltd., Subordinated Notes	11.12%(g)	10/15/2030	3,000,000	2,001,351
Great Lakes CLO 2014-1, Ltd., Subordinated Notes(f)	15.70%(g)	10/15/2029	26,740,000	19,520,200
KKR CLO 29, Ltd., Subordinated Notes(f)	16.57%(g)	01/15/2032	5,500,000	5,161,057
KKR CLO 31, Ltd., Subordinated Notes(f)	18.65%(g)	04/20/2034	6,000,000	5,704,374
LCM 32, Ltd., Subordinated Notes(f)	16.86%(g)	07/20/2034	6,000,000	4,859,497
LCM 34, Ltd., Income Notes(f)	16.60%(g)	10/20/2034	8,696,000	6,906,431
LCM 34, Ltd., Subordinated Notes, Series 2021-34A(f)	15.00%(g)	10/20/2034	659,110	94,054
Marble Point CLO XVIII, Ltd., Income Notes(f)	17.35%(g)	10/15/2050	5,000,000	4,932,795
Marble Point CLO XX, Ltd., Income Notes(f)	15.23%(g)	04/23/2051	6,000,000	5,004,834
Northwoods CLO Warehouse(h)	25.00%(g)	12/31/2049	3,750,000	3,750,000
Oaktree CLO 2019-2, Ltd., Subordinated Notes(f)	25.97%(g)	04/15/2031	5,000,000	3,060,075
Oaktree CLO 2019-4, Ltd., Subordinated Notes(f)	16.00%(g)	10/20/2032	9,000,000	7,805,700
OCP CLO 2020-20, Ltd., Subordinated Notes(f)	16.61%(g)	10/09/2033	6,000,000	5,587,320
Regatta XXII CLO Warehouse(h)	20.00%(g)	12/31/2049	3,750,000	3,750,000
Symphony CLO Warehouse(h)	20.00%(g)	12/31/2049	2,450,000	2,450,000
Symphony CLO XXVI, Ltd., Subordinated Notes(f)	18.86%(g)	04/20/2033	4,850,000	3,034,572
TCP Whitney CLO, Ltd., Subordinated Notes	25.24%(g)	08/20/2033	11,500,000	9,770,187

Flat Rock Opportunity Fund	Schedule of Investments

September 30, 2021(Unaudited)

	Rate	Maturity	Principal Amount	Value
TCP Whitney CLO, Ltd., Subordinated Notes, Series 2021-1A(f)	18.18%(g)	08/20/2033	$3,575,762	$3,299,610
Voya CLO 2021-1, Ltd., Income Notes(f)	15.82%(g)	07/15/2034	6,960,000	6,090,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS EQUITY
(Cost $164,841,796)				$172,276,350

COLLATERALIZED LOAN OBLIGATIONS DEBT(b)- 1.94%
NewStar Fairfield Fund CLO, Ltd., Class DN(c)(d)(e)(f)	3M US L + 7.38%	04/20/2030	3,000,000	2,850,247

TOTAL COLLATERALIZED LOAN OBLIGATIONS DEBT
(Cost $2,755,994)				$2,850,247

	Rate	Shares	Value
SHORT TERM INVESTMENTS(b) - 10.70%
Money Market Fund - 10.70%
First American Government Obligations Fund	(7 Day Yield 0.03%)	15,664,682	$15,664,682

TOTAL SHORT TERM INVESTMENTS
(Cost $15,664,682)			$15,664,682

TOTAL INVESTMENTS - 130.28%
(Cost $183,262,472)			$190,791,279
LIABILITIES IN EXCESS OF OTHER ASSETS - (30.28)%			(44,348,092)
NET ASSETS - 100.00%			$146,443,187

(a)	Collateralized Loan Obligations (“CLO”) equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Total fair value of the securities is $172,276,350, which represents 117.64% of net assets as of September 30, 2021.
(b)	All or a portion of the security has been pledged as collateral in connection with the credit facility. At September 30, 2021, the value of securities pledged amounted to $190,791,279, which represents approximately 130.28% of net assets.
(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are included in the description above.

Flat Rock Opportunity Fund	Schedule of Investments

September 30, 2021(Unaudited)

(d)	Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.
(e)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities are not restricted and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $130,651,150, which represents 89.22% of net assets as of September 30, 2021.
(g)	Estimated yield.
(h)	Positions represent investments in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO position.

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
3M US L - 3 Month LIBOR as of September 30, 2021 was 0.13%

See Notes to Quarterly Schedule of Investments.

Flat Rock Opportunity Fund

Notes to Quarterly Schedule of Investments

September 30, 2021 (Unaudited)

1. ORGANIZATION

Flat Rock Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company. The shares of beneficial interest of the Fund (the "Shares") are continuously offered under Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"). The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”).

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation.

The Fund was incorporated as a Delaware statutory trust on February 12, 2018 pursuant to a Declaration of Trust governed by and interpreted in accordance with the laws of the State of Delaware. The Fund had no operations from that date to July 2, 2018, other than those related to organizational matters and the registration of its shares under applicable securities laws.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company under U.S. GAAP and follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services - Investment Companies and Accounting Standards Update (“ASU”) 2013-08.

Use of Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Security Valuation: The Fund determines the Net Asset Value (“NAV”) of its shares daily, on each day that the New York Stock Exchange (“NYSE”) is open for business, as of the close of regular trading (normally, 4:00 p.m., Eastern time).

Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade.

Short-term debt securities having a remaining maturity of 60 days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates fair value.

Collateralized loan obligations (“CLOs”) are generally not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include:

•	the yield of similar CLOs where pricing is available in the market;
•	the riskiness of the underlying pool of loans;
•	features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

The Fund’s Valuation Committee under the guidance of the Board of Trustees (the “Board”) is responsible for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the valuation policy to the Adviser.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the U.S. Treasury yield curve and credit quality.

The Fund has engaged a third-party valuation firm to provide assistance to the Valuation Committee and the Board in valuing certain of the Fund’s investments. The Valuation Committee and the Board may evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes. Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financials Assets.

3. FAIR VALUE MEASUREMENTS

The Fund utilizes various inputs to measure the fair value of its investments. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 - Significant observable inputs (including quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data).

Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of the investments) to the extent relevant observable inputs are not available, for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments under the fair value hierarchy levels as of September 30, 2021:

Investments in Securities at Value	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Collateralized Loan Obligations Equity	$–	$–	$172,276,350	$172,276,350
Collateralized Loan Obligations Debt	–	–	2,850,247	2,850,247
Short Term Investments	15,664,682	–	–	15,664,682
Total	$15,664,682	$–	$175,126,597	$190,791,279

For the period ended September 30, 2021, there were no transfers into or out of Level 3.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of September 30, 2021:

	Collateralized Loan Obligations Equity	Collateralized Loan Obligations Debt	Total
Balance as of December 31, 2020	$51,015,016	$44,909,660	$95,924,676
Accrued discount/ premium	(2,533,723)	2,517,846	(15,877)
Realized Gain/(Loss)	135,030	4,909,669	5,044,699
Change in Unrealized Appreciation/(Depreciation)	9,138,879	(4,774,609)	4,364,270
Purchases	138,204,967	–	138,204,967
Sales Proceeds	(23,683,819)	(44,712,319)	(68,396,138)
Transfer into Level 3	–	–	–
Transfer out of Level 3	–	–	–
Balance as of September 30, 2021	$172,276,350	$2,850,247	$175,126,597
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2021	$8,751,420	$310,859	$9,062,279

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2021:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Input Value(s)
Collateralized Loan Obligations Equity	$172,276,350	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligations Debt	2,850,247	Third-party vendor pricing service	Broker quotes	N/A